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                                                                  EXHIBIT 10.12


                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT dated as of August 19, 1996 (this "First Amendment"), is by and among Coho Energy, Inc., a Texas corporation and R. M. Pearce.

                                  WITNESSETH:

         WHEREAS, the parties hereto have entered into an Employment Agreement dated as of November 11, 1994 (the "Agreement"); and

         WHEREAS, the parties hereto wish to amend the Agreement as set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby stipulate and agree as follows:

         1. Capitalized terms used but not otherwise defined herein shall have the meaning given such terms in the Agreement.

         2. Section 3 of the Agreement shall be amended by adding the following last sentence:

         "For purposes of Section 7(c)(i) or 7(d)(i) hereof, "annual rate of total compensation" shall mean the sum of (i) the annual rate of salary set forth above, as the same may be increased from time to time as provided above, and (ii) the most recent annual bonus (whether in cash or securities) awarded the Executive; provided, however, for purposes of Section 7(d)(i), it shall be the greater of (A) the most recent annual bonus (whether in cash or securities) awarded the Executive and (B) the last annual bonus (whether in cash or securities) awarded the Executive prior to the Change of Control."

         3. Section 7(g) of the Agreement is amended by changing all references therein to "KPMG Peat Marwick" to "the Company's auditors".

         4. This First Amendment shall be governed in all respects, including, without limitation, validity, interpretation and effect, by the laws of the State of Texas.

         5. This First Amendment may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.

         6. As amended by this First Amendment, the Agreement remains in full force and effect.





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         IN WITNESS WHEREOF, the parties have duly executed this First
Amendment as of the date first set forth above.

                                  COHO ENERGY, INC.



                                  By:
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                                  Printed Name:
                                               --------------------------------
                                  Title:
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-------------------------                 R. M. PEARCE





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